                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C.  20549


                              ____________________



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 31, 1995



                              DATA I/O CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                   Washington
                ------------------------------------------------
                 (State of other jurisdiction of incorporation)



         0-10394                                 91-0864123
--------------------------          -------------------------------------------
 (Commission File Number)             (IRS Employer Identification No.)


10525 Willows Road N.E., Redmond, WA                                  98073-9746
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (206) 881-6444


           Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




                               Page 1 of 57 Pages
                             Exhibit Index at Page 4

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ITEM 5.  OTHER EVENTS

     ACQUISITION OF ASSETS.   On August 31, 1995, Data I/O Corporation (the
"Company") completed the acquisition of the assets of Reel-Tech, Inc. (the "Acquisition"). A press release, dated September 5, 1995, a copy of which is attached as EXHIBIT 99.1, contains a brief description of the Acquisition.
EXHIBIT 99.1 is hereby incorporated into this paragraph by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS

     2.1 Asset Purchase Agreement dated as of August 31, 1995, among Reel-Tech, Inc., an Indiana corporation, Norris R. Hall, Douglas R. Hall, and Reel-Tech, Inc., a Washington corporation, a wholly-owned subsidiary of Data I/O Corporation.

     2.2 Escrow Agreement dated as of August 31, 1995, among Reel-Tech, Inc., a Washington corporation, Reel-Tech, Inc., an Indiana corporation, and Seattle-First National Bank.

     99.1      Press release dated September 5, 1995.

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                                   SIGNATURES




          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DATA I/O CORPORATION



November 6, 1995                   By /s/ Steve M. Gordon
                                     -------------------------------------------
                                          Steve M. Gordon

                                   Its    Vice President-Finance/CFO
                                      ------------------------------------------

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                                  EXHIBIT INDEX
                              Data I/O Corporation
                           Current Report on Form 8-K


Description of Exhibit                                                Page No.
--------------------------------------------------------------------------------


2.1            Asset Purchase Agreement dated as of August 31,              4
               1995 among Reel-Tech, Inc., an Indiana
               corporation, Norris R. Hall, Douglas R. Hall, and
               Reel-Tech, Inc., a Washington corporation, a wholly-owned subsidiary of Data I/O Corporation.

2.2            Escrow Agreement dated as of August 31, 1995,               35
               among Reel-Tech, Inc., a Washington
               corporation, Reel-Tech, Inc., an Indiana corporation, and Seattle-First National Bank.

99.1           Press release dated September 5, 1995.                      56